UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION

                          Washington, D. C. 20549

                                 Form 8-K

             CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

                    THE SECURITIES EXCHANGE ACT OF 1934

                      Commission File Number 0-10592


       February 21, 1995                     February 21, 1995
         Date of Report               Date of earliest event reported

                            TrustCo Bank Corp NY
           (Exact name of registrant as specified in its charter)

                                  0-10592
                          (Commission File Number)

             New York                                     14-1630287
  (State or other jurisdiction of                      (IRS Employer
    incorporation or organization)               Identification No.)

                 320 State Street, Schenectady, NY  12305
                  (Address of principal executive offices)

  Registrant's telephone number, including area code: (518) 377-3668

                                Not Applicable
        (Former name or former address, if changed since last report)






Item 5.  Other Events.

    On February 21, 1995, the Board of Directors of TrustCo Bank Corp NY (the "Registrant") declared a quarterly dividend, payable April 3, 1995 to shareholders of record at the close of business on March 10, 1995 (the "Quarterly Dividend").

    The specifics of the Quarterly Dividend are more fully set forth in that Press Release issued by the Registrant, a copy of which is attached hereto as Exhibit 99 and incorporated herein by this reference.


Item 7.  Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired - Not applicable

(b) Pro Forma Financial Information - Not applicable

(c) Exhibits - The following exhibits are included with this Report:


Exhibit 99        Press Release dated February 21, 1995 regarding
                          the Quarterly Dividend



                               SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

    Dated:  March 6, 1995

                           TRUSTCO BANK CORP NY
                           (Registrant)



                           By  /s/ Robert A. McCormick
                               Robert A. McCormick,
                               President and Chief Executive
                               Officer






                                EXHIBIT INDEX

Reg. S-K
Item 601
Exhibit No.                    Exhibit                           Page*

Exhibit 99   Press Release dated February 21, 1995
             regarding the Quarterly Dividend  . . . . . . . . .




















    * Only pages of the manually signed original of the Form 8-K are numbered sequentially




                                 Exhibit 99



William F. Terry
Senior Vice President and Secretary
(518) 381-3611

FOR IMMEDIATE RELEASE:

               TRUSTCO DECLARES DIVIDEND

Schenectady, New York - February 21, 1995

On February 21, 1995 the Board of Directors of the
Company declared a quarterly dividend of $0.275 per share, payable April 3, 1995, to the shareholders of record at the close of business on March 10, 1995.

TrustCo is a $1.9 billion bank holding company and through its subsidiary, Trustco Bank, National Associa-tion, operates 43 banking offices in Albany, Columbia, Greene, Rensselaer, Saratoga, Schenectady, Warren, and
Washington counties. The common shares of the Company are traded on NASDAQ - National Market System, under the ticker symbol TRST.